UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 20, 2024
Transcat, Inc.
(Exact name of registrant as specified in its charter)
Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
35 Vantage Point Drive, Rochester, New York	14624
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(585) 352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	TRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2024, Transcat, Inc. (the “Company”) entered into an amendment (the “Second Amendment”) to a Share Purchase Agreement dated August 31, 2021 (the “Purchase Agreement”) with John Cummins and Ross Lane (the “Sellers”) as amended on September 11, 2023 (the “First Amendment”), associated with the Company’s purchase of all of the outstanding capital stock of Cal OpEx Limited (d/b/a NEXA Enterprise Asset Management), a private Irish company which owns all of the issued and outstanding capital stock of its U.S.-based subsidiary, Cal OpEx Inc., a Delaware corporation (collectively, “NEXA”).

The Second Amendment amends the Purchase Agreement to remove the Sellers’ entitlement to potential earn-out payments (as defined in the Purchase Agreement). Pursuant to the Second Amendment, no earn-out payment will be due for earn-out year 1, an earn-out payment of $527,627 will be made for earn-out year 2, and no earn-out payment will be due for any future earn-out year (each as defined in the Purchase Agreement). In connection with the Second Amendment, the Company terminated its employment agreement with Mr. Cummins, Vice President of NEXA, and entered into an employment offer letter with Mr. Cummins whereby he will serve as NEXA’s Vice President of Global Strategic Partnerships.

Except as set forth above, the terms of the Purchase Agreement and the First Amendment remain unchanged.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Share Purchase Agreement dated August 31, 2021 by and among Transcat, Inc., John Cummins and Ross Lane, dated May 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: May 20, 2024	By:	/s/ Thomas L. Barbato
	Name:	Thomas L. Barbato
	Title:	Senior Vice President of Finance and Chief Financial Officer